Exhibit 10.1

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO AGREEMENT

This Second Amendment to the Agreement (hereinafter referred to as this “Amendment”) is made and effective as of the 1st day of August, 2012 by and between MITSUBISHI TANABE PHARMA CORPORATION (formerly known as Tanabe Seiyaku Co., Ltd.), a corporation with its principal office at 6-18, Kitahama 2-chome, Chuo-ku, Osaka, 541-8505, Japan (hereinafter referred to as “MTPC”), and VIVUS, INC., a corporation with its principal office at 1172 Castro Street, Mountain View, California, 94040, United States of America (hereinafter referred to as “VIVUS”).

Capitalized terms used herein shall have the same meanings as defined in the AGREEMENT (as hereinafter defined), unless otherwise defined in this Amendment.

WHEREAS, VIVUS and MTPC entered into certain AGREEMENT dated as of the 28th day of December, 2000, as amended to date (hereinafter referred to as the “AGREEMENT”), under which MTPC has granted to VIVUS the exclusive right to develop and to market pharmaceutical products that contain a selective PDE5 INHIBITOR compound referred to by MTPC as “TA-1790”; and

WHEREAS, as the commercial launch of the PRODUCT in the United States and European Union is expected in the near future, the Parties desire to amend and supplement certain terms and conditions as set forth in the AGREEMENT;

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the Parties agree as follows:

1.              All references to “TANABE” used in the AGREEMENT shall be deleted and replaced by “MTPC”.

2.              The term “, and which shall be supplied by MTPC pursuant to Section 7.1” shall be deleted from Sections 1.3 and 1.4 of the AGREEMENT.

3.              Sections 1.17 and 1.39 of the AGREEMENT shall be deleted in their entirety and replaced by the following;

“1.17 “FIELD” means any therapeutic use in humans.”

1.39 “MTPC PATENT” means the patent which is attached hereto as Appendix A, and any other valid U.S. and foreign patents relating thereto, including without limitation, all substitutions, reissues, renewals, reexaminations, patents of addition, extensions, registrations, confirmations, and all pending patent applications,

(including provisional applications, continuations, divisionals and continuation-in-part), which is owned or CONTROLLED by MTPC or its AFFILIATES as of the EFFECTIVE DATE or during the term of this AGREEMENT.  The “MTPC PATENT” shall include but not be limited to patents directed to new uses of the compounds claimed within the MTPC PATENT in the FIELD, and patents directed to manufacturing and formulation of the compounds claimed within the MTPC PATENT in the FIELD unless otherwise set forth herein.”

4.              Following Sections 1.45 through 1.49 shall be added to the AGREEMENT;

“1.45 “COMMERCIAL SALES” means sales of a PRODUCT to a THIRD PARTY in the TERRITORY in a commercial arms length transaction, invoiced by VIVUS, its AFFILIATES and/or their SUBLICENSEES to such THIRD PARTY.

1.46 “PROMOTIONAL SAMPLES” means PRODUCT used as promotional samples to be delivered from VIVUS, its AFFILIATES and/or their SUBLICENSEES to physicians free of charge.”

1.47 “STARTING MATERIALS” means *** each of which are used in the manufacture of the COMPOUND.

1.48 “SUPPLY PERIOD” means a period commencing on the effective date of this Amendment and expiring upon the earlier of (i) the last day of the CALENDAR QUARTER in which VIVUS notifies MTPC in writing that CMO (as hereinafter defined) assumes all of the manufacturing of the BULK DRUG SUBSTANCE required by VIVUS for commercial use in the TERRITORY or (ii) the 30th day of June, 2015.

1.49 “ROYALTY PERIOD” means a period commencing on the first day of the CALENDAR QUARTER following the CALENDAR QUARTER in which the SUPPLY PERIOD expired and expiring upon termination or expiration of this AGREEMENT.”

5.              Section 2.1 of the AGREEMENT shall be deleted in its entirety and replaced by the following;

“2.1 Grant of License under MTPC PATENT and MTPC KNOW-HOW. MTPC hereby grants to VIVUS, and VIVUS hereby accepts, an exclusive license, with the

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

right to grant and authorize sublicenses pursuant to Sections 2.3 and 24.2, to develop, use, import, sell, offer to sell, register and market the PRODUCT in the FIELD in the TERRITORY under the MTPC PATENT and the MTPC KNOW-HOW.  In addition, MTPC hereby grants to VIVUS, and VIVUS hereby accepts (a) an exclusive license, with the right to grant and authorize sublicenses pursuant to Sections 2.3 and 24.2, to manufacture or have manufactured the BULK DRUG SUBSTANCE, BULK DRUG TABLET and/or PRODUCT in the TERRITORY for use in the FIELD in the TERRITORY under the MTPC PATENT and the MTPC KNOW-HOW and (b) a non-exclusive license, with the right to grant and authorize sublicenses pursuant to Sections 2.3 and 24.2, to manufacture or have manufactured the BULK DRUG SUBSTANCE, BULK DRUG TABLET and/or PRODUCT in Japan, China, Taiwan and Indonesia for use in the FIELD in the TERRITORY under the MTPC PATENT and the MTPC KNOW-HOW.  Notwithstanding the foregoing, MTPC shall have (i) the right, during the SUPPLY PERIOD, to manufacture and supply the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET for VIVUS’s use in the FIELD in the TERRITORY as set forth herein and (ii) the right to manufacture and to have manufactured the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET in or outside of the TERRITORY for use outside the TERRITORY, provided, however, that, in case of (ii) above, before MTPC may manufacture the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET in the TERRITORY for use outside the TERRITORY, MTPC shall first offer VIVUS and/or its CMOs, with VIVUS’s written consent, the right to supply the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET for MTPC.  MTPC shall be obligated to obtain the supply of the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET from VIVUS’s CMOs if the terms and conditions (including quality of the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET) are substantially similar in all material respects as those afforded to VIVUS by such CMOs.  To the extent VIVUS is manufacturing the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET, MTPC shall be obligated to obtain the supply of its BULK DRUG SUBSTANCE and/or BULK DRUG TABLET from VIVUS if VIVUS offers to supply MTPC the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET on commercially reasonable terms including the quality thereof.  If VIVUS or its CMOs decline to supply or are unable to supply on the terms and conditions set forth above, MTPC shall have the right to have the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET manufactured in the TERRITORY for use outside of the TERRITORY.”

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.              MTPC hereby agrees that VIVUS’s contractual obligation to use best commercial efforts to market the PRODUCT within six (6) months of REGULATORY APPROVAL as set forth in Section 6.1 of the AGREEMENT shall be extended to twelve (12) months for purposes of VIVUS’s marketing of the PRODUCT in the United States following FDA approval and in a European Union member country following such member country’s approval, provided, however, that VIVUS shall be obliged to purchase the following quantity of the BULK DRUG TABLETS in ***.

(a) *** for 50mg BULK DRUG TABLET,

(b) *** for 100mg BULK DRUG TABLET, and

(c) *** for 200mg BULK DRUG TABLET.

7.              Section 7.1 of the AGREEMENT shall be deleted in its entirety and replaced by the following;

“7.1. Manufacture and Supply of the BULK DRUG TABLETS and BULK DRUG SUBSTANCE.  During the SUPPLY PERIOD, MTPC shall use its commercially reasonable efforts to manufacture and supply to VIVUS, either by itself or by a THIRD PARTY manufacturer approved by VIVUS, BULK DRUG TABLETS for the ORAL PRODUCT and BULK DRUG SUBSTANCE for the formulation and manufacturing of NON-ORAL PRODUCTS.  Detailed conditions for manufacture and supply of the BULK DRUG TABLETS and BULK DRUG SUBSTANCE shall be set forth in Appendix-D.  Upon expiration of the SUPPLY PERIOD, unless otherwise agreed upon by the Parties, MTPC shall not have any obligation to supply the BULK DRUG SUBSTANCE and BULK DRUG TABLET.  Notwithstanding anything to the contrary set forth in the AGREEMENT, VIVUS shall have the right to transfer manufacturing in whole or in part to a CMO at anytime during the SUPPLY PERIOD.  For purposes of this AGREEMENT, the term “CMO” shall mean a THIRD PARTY to replace or supplement current suppliers of STARTING MATERIALS and/or to replace MTPC as the sole supplier of the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET that manufacturers STARTING MATERIALS, BULK DRUG SUBSTANCE or BULK DRUG TABLETS, including a THIRD PARTY assignee or sublicensee under the AGREEMENT.”

8.              Section 7.2 of the AGREEMENT shall be deleted in its entirety and replaced by the

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

following;

“7.2 Manufacture of the BULK DRUG SUBSTANCE and the BULK DRUG TABLET by VIVUS.  During the SUPPLY PERIOD, each of MTPC and VIVUS shall use its commercially reasonable efforts to implement the technical transfer relating to the STARTING MATERIALS, BULK DRUG SUBSTANCE and BULK DRUG TABLETS from MTPC to VIVUS and/or CMOs identified and qualified by VIVUS; provided that VIVUS shall use its commercially reasonable efforts to limit the number of potential CMOs to no more than *** for each of the STARTING MATERIALS, BULK DRUG SUBSTANCE and BULK DRUG TABLETS.  The details of the technical transfer, such as, to clarify the assigned tasks and its expenses either on VIVUS and/or on MTPC, to specify the number of CMOs for the STARTING MATERIALS, BULK DRUG SUBSTANCE and BULK DRUG TABLETS to perform the technical transfer as well as their capability, and to clarify the end-point of the technical transfer, shall be negotiated in good faith and agreed upon in writing by the Parties, provided, however, that basic understanding of the Parties for the allocation of the cost, expense and responsibility for such technical transfer is as follows:

Each of VIVUS and MTPC agrees to use its respective commercially reasonable efforts to achieve the technical transfer schedule to be agreed upon by the Parties.

VIVUS agrees to (i) undertake activities to identify and qualify CMOs acceptable to VIVUS, and (ii) be responsible for necessary technical transfers for such CMOs, provided, that in identifying and qualifying CMOs, VIVUS shall coordinate such qualification activities with MTPC in good faith and when appropriate so as to achieve a smooth and definite technical transfer to such CMOs. MTPC shall use its commercially reasonable efforts to assist VIVUS in the process of identifying and qualifying CMOs and technical transfer to CMOs.  In this regard, MTPC shall provide technical and commercial details and MTPC KNOW-HOW in the form of documentation and consultation to allow the successful identification and qualification of the CMOs and technical transfers, such as, (i) a complete copy of the open and closed portions of the DMF and the ASMF (each as defined below) for CMOs to manufacture the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET, (ii) a complete copy of the API batch record, (iii) names and introductions to suppliers of STARTING MATERIALS, (iv) specific and verifiable MANUFACTURING COST, including, without limitation, prices for STARTING MATERIALS, (v) MTPC’s BULK DRUG SUBSTANCE and BULK DRUG

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TABLET manufacturing plan attached hereto as Appendix F, (vi) any documents, information, access to MTPC manufacturing facilities and assistance necessary to achieve the technical transfer, and (vii) any other documents reasonably required by potential CMOs.  MTPC shall provide the documents and information set forth in items (i)-(v) of the preceding sentence at its earliest possible convenience, but within *** after execution of this Amendment.

Each Party shall bear its own costs and expenses with regard to identification and qualification of CMOs and technical transfer to VIVUS and CMOs; provided that the material costs for STARTING MATERIALS, BULK DRUG SUBSTANCE and BULK DRUG TABLETS that will be required to qualify the CMOs shall be paid by VIVUS as set forth below.

MTPC shall supply the STARTING MATERIALS, BULK DRUG SUBSTANCE and/or BULK DRUG TABLET to VIVUS for purposes of the qualification of, or technical transfer to CMOs at *** in case of the STARTING MATERIALS, at *** for BULK DRUG SUBSTANCE, and at *** in case of the BULK DRUG TABLET; provided, however that the quantities of such STARTING MATERIALS, BULK DRUG SUBSTANCE and BULK DRUG TABLETS for the qualification of CMOs or technical transfer shall be agreed upon by the Parties from time to time to assure (i) sufficient quantities of the BULK DRUG TABLET for COMMERCIAL SALES and PROMOTIONAL SAMPLES consistent with VIVUS’s sales forecast and (ii) the earliest possible date for the transfer of manufacturing to CMOs.

MTPC shall also transfer the title as the holder of the DMF and ASMF to VIVUS to expedite the transfer of manufacturing to CMOs and the technical transfer.  As used in this Section 7.2, “DMF” and “ASMF” means the Drug Master File filed with the FDA or the Active Substance Master File filed with the EMA for the BULK DRUG SUBSTANCE manufactured at Onoda Factory by Mitsubishi Tanabe Pharma Factory Ltd.  The exact timing and form of the foregoing transfers shall be determined by VIVUS at its sole and reasonable discretion based on guidance from regulatory consultants and/or the responsible regulatory authorities. Such transfer of title to the DMF and ASMF shall occur automatically at the time determined by VIVUS, and MTPC agrees to take all reasonable actions necessary to effectuate or record such transfer, consistent with the form of transfer determined by VIVUS.  Following such transfer, VIVUS shall be the sole holder of the DMF and ASMF.  However, VIVUS acknowledges that all data and information

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

included in the DMF and ASMF (collectively, “REGULATORY FILE INFORMATION”) shall be and remain the exclusive property of MTPC, subject to the license set forth in the following sentence.  MTPC hereby grants to VIVUS a perpetual, irrevocable, fully paid, royalty-free, transferable, sublicenseable (through multiple tiers), non-exclusive license to use, disclose, copy, distribute, create derivative works of, practice, and otherwise exploit the REGULATORY FILE INFORMATION for any and all purposes; provided, VIVUS agrees that it shall (i) take reasonable measures to protect the secrecy of and avoid unnecessary disclosure and unauthorized use of the REGULATORY FILE INFORMATION and (ii) take at least those measures that it takes to protect its own confidential information and shall ensure that each THIRD PARTY granted access to the REGULATORY FILE INFORMATION are bound by confidentiality and non-use obligations with respect to such information.  Notwithstanding the foregoing, nothing herein shall prevent VIVUS from disclosing the REGULATORY FILE INFORMATION to comply with applicable laws or regulations, including, without limitation, disclosures to regulatory agencies and courts or tribunals of competent jurisdiction.”

9.              Section 7.3 of the AGREEMENT shall be deleted in its entirety and replaced by the following;

“7.3 Supply of the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET. During the ROYALTY PERIOD, the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET shall be manufactured by VIVUS or its CMOs.  MTPC shall use its commercially reasonable effort to assist VIVUS to be supplied STARTING MATERIALS directly from MTPC’s current suppliers of such STARTING MATERIALS for VIVUS’s or its CMO’s use for manufacture of the BULK DRUG SUBSTANCE during the SUPPLY PERIOD.  Notwithstanding the foregoing, the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET may be supplied by MTPC at the supply prices and under the terms and conditions to be agreed in writing by the Parties during the ROYALTY PERIOD. Upon request by VIVUS made at least *** prior to the end of the SUPPLY PERIOD, the Parties shall start good faith negotiations on such supply prices, terms and conditions, provided, however, that MTPC shall not have any obligation to supply the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET unless agreed with VIVUS through such good faith discussions.”

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.       Section 7.4 shall be added to the AGREEMENT as follows;

“7.4 Suppliers of the STARTING MATERIALS to MTPC.  During the SUPPLY PERIOD, if MTPC reasonably judges identification and qualification of alternative suppliers of the STARTING MATERIALS to be used for manufacturing of the BULK DRUG SUBSTANCE by MTPC are necessary to satisfy the demand of the BULK DRUG SUBSTANCE of VIVUS during the SUPPLY PERIOD or to lower the cost for the STARTING MATERIALS, BULK DRUG SUBSTANCE and/or BULK DRUG TABLET, MTPC shall (i) bear the costs and expenses in identifying and qualifying such alternative STARTING MATERIAL suppliers incurred and (ii) provide the technical transfer for such alternative STARTING MATERIALS suppliers at its cost and expense.  In the event VIVUS identifies any alternative STARTING MATERIALS suppliers which can supply the STARTING MATERIALS that (i) are needed to satisfy VIVUS’s demand for the BULK DRUG SUBSTANCE and BULK DRUG TABLETS or (ii) will reduce the cost of a STARTING MATERIAL by *** percent (***%) or more, MTPC agrees to undertake commercially reasonable efforts to qualify such alternative STARTING MATERIAL suppliers. ”

11.       Section 8.1 of the AGREEMENT shall be amended to read as follows;

“8.1 Manufacture of the PRODUCT.  VIVUS shall be responsible for manufacturing the PRODUCT using the BULK DRUG SUBSTANCE and BULK DRUG TABLETS supplied by MTPC or manufactured by VIVUS or a CMO.”

12.      Section 10.2 shall be added to the AGREEMENT as follows;

“10.2  Royalty Payments.

In further consideration of the licenses granted by MTPC to VIVUS hereunder, VIVUS shall make the following non-refundable and non-creditable, except in case of overpayment by VIVUS, royalty payments to MTPC for COMMERCIAL SALES during the ROYALTY PERIOD:

*** percent (***%) of the NET SALES for the portion of the annual NET SALES up to and including *** US Dollars (US$***) in the TERRITORY.

*** percent (***%) of the NET SALES for the portion of the annual NET SALES in excess of *** US Dollars (US$***) in the TERRITORY.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

To the extent there are COMMERCIAL SALES of the PRODUCT manufactured by a CMO during the SUPPLY PERIOD, then any such COMMERCIAL SALES shall be (i) treated for all purposes as if they had occurred during the ROYALTY PERIOD, (ii) subject to the royalty payment as set forth in this Section 10.2 and (iii) excluded from the calculation of the NET SALES TRANSFER PRICE (as defined herein).”

13.       Existing Section 11.1 of the AGREEMENT shall be renumbered as Section 11.1.1 and shall be deleted in its entirety and replaced by the following;

“11.1.1 Supply Price for the BULK DRUG TABLET for COMMERCIAL SALE.  The transfer price (FCA place of manufacture, Incoterms 2010; hereinafter referred to as the “TRANSFER PRICE”) to be paid to MTPC by VIVUS for its shipments to VIVUS of the BULK DRUG TABLETS for COMMERCIAL SALE during the SUPPLY PERIOD shall be the greater of either (a) or (b) below, except as adjusted in Section 11.3;

(a)         A fixed price for each dosage forms of the BULK DRUG TABLET (the “FIXED TRANSFER PRICE”) as follows:

Dosage forms	FIXED TRANSFER PRICE per BULK DRUG TABLET
50mg Tablet	*** United States Dollars per BULK DRUG TABLET (US$***/Tablet)
100mg Tablet	*** United States Dollars per BULK DRUG TABLET (US$***/Tablet)
200mg Tablet	*** United States Dollars per BULK DRUG TABLET (US$***/Tablet)

Notwithstanding anything to the contrary in the AGREEMENT, including Section 11.3, the FIXED TRANSFER PRICE shall remain fixed for a period of *** from effective date of this Amendment; provided that the FIXED TRANSFER PRICE will be reduced due to cost savings attributable to alternative sources of STARTING MATERIALS as set forth in Section 7.4 above.  Thereafter, in the event the price for a BULK DRUG TABLET calculated based upon (i) actual MANUFACTURING COST (including cost for the STARTING MATERIALS), and (ii) conversion rate between Japanese Yen and United States Dollars, falls outside the range of plus or minus ***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

percent (***%) of the then current FIXED TRANSFER PRICE, the Parties shall negotiate the adjustment of the FIXED TRANSFER PRICE in good faith.

(b)         A price per BULK DRUG TABLET for each dosage forms calculated based on a percentage of annual (CALENDAR YEAR basis) total NET SALES in the TERRITORY according to the following (the “NET SALES TRANSFER PRICE”);

Annual Total NET SALES in the TERRITORY	NET SALES TRANSFER PRICE per BULK DRUG TABLET
For the portion up to *** United States Dollars (US$***).	*** percent (***%) of the NET SALES divided by the quantity of each dosage forms of the PRODUCT for COMMERCIAL SALES during such CALENDAR YEAR
For the portion in excess of *** United States Dollars (US$***) and up to *** United States Dollars (US$***).	*** percent (***%) of the NET SALES divided by the quantity of each dosage forms of the PRODUCT for COMMERCIAL SALES during such CALENDAR YEAR
For the portion in excess of *** United States Dollars (US$***).	*** percent (***%) of the NET SALES divided by the quantity of each dosage forms of the PRODUCT for COMMERCIAL SALES during such CALENDAR YEAR

In the event the NET SALES TRANSFER PRICE per BULK DRUG TABLET is greater than the FIXED TRANSFER PRICE during a CALENDAR YEAR, VIVUS shall make additional payments to MTPC for the difference between those prices of PRODUCT for the COMMERCIAL SALES during such CALENDAR YEAR in accordance with Section 11. 3.”

14.       Following Section 11.1.2 shall be added to the AGREEMENT;

“11.1.2 Supply Price for ORAL PRODUCT for PROMOTIONAL SAMPLES.  VIVUS shall pay MTPC *** for the BULK DRUG TABLETS for use as PROMOTIONAL SAMPLES.  MTPC acknowledges and agrees that PROMOTIONAL SAMPLES shall be specifically excluded from any NET SALES and royalty payment calculations, including any adjustments thereto, under this

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AGREEMENT.”

15.       Sections 11.3, 11.4 and 11.5 of the AGREEMENT shall be deleted in its entirety and replaced by the following Sections 11.3 and 11.4;

“11.3 TRANSFER PRICE Adjustment. The NET SALES TRANSFER PRICE shall be determined based on the NET SALES on a CALENDAR YEAR basis. Within sixty (60) days after the end of each CALENDAR YEAR, VIVUS shall render to MTPC a report setting forth the calculation of the NET SALES for each dosage forms of the PRODUCT in such CALENDAR YEAR.  In the CALENDAR YEAR that the SUPPLY PERIOD ends, Section 11.6(a) will apply.  In the event the NET SALES TRANSFER PRICE in a CALENDAR YEAR per BULK DRUG TABLET is greater than the FIXED TRANSFER PRICE, VIVUS shall make additional payments to MTPC for the difference between those prices for each BULK DRUG TABLET of the COMMERCIAL SALES during such CALENDAR YEAR. The formula for calculation for such adjustment is as follows;

***.

11.4 Cash Remittance. For all purchases of the BULK DRUG SUBSTANCE and BULK DRUG TABLETS from MTPC, VIVUS shall pay to MTPC by means of cash remittance (by bank transfer) payable within *** after the date of Air Waybill or Bill of Lading, as applicable for the relevant shipment.”

16.       Following Section 11.6 shall be added to the AGREEMENT;

“11.6 Transition from the SUPPLY PERIOD to ROYALTY PERIOD.

(a) At the end of the CALENDAR QUARTER in which the SUPPLY PERIOD ends, a “FINAL TRANSFER PRICE ADJUSTMENT” to adjust the final transfer price of the PRODUCT by each dosage forms shall be calculated as follows;

(i)                  ***.

(ii)               ***.

(iii)             ***.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iv)            ***.

***.  In case of any payment from MTPC to VIVUS as the result of calculation in accordance with this Paragraph, the amount to be paid by MTPC to VIVUS may be creditable towards the future royalty payment from VIVUS to MTPC as set forth in Section 10.2 of the AGREEMENT.

(b) VIVUS agrees to purchase all of the quantities of commercially usable STARTING MATERIALS, BULK DRUG SUBSTANCE and/or BULK DRUG TABLET from MTPC that MTPC has at the end of the SUPPLY PERIOD, at *** in case of the STARTING MATERIALS or BULK DRUG SUBSTANCE and at *** in case of the BULK DRUG TABLET.”

17.       Section 24.2 of the AGREEMENT shall be deleted in its entirety and replaced by the following:

“24.2  This AGREEMENT shall be binding upon and inure to the benefit of MTPC and VIVUS and their respective successors and assignees, provided that any such successor or assignee shall have acquired all or substantially all of the stock or assets of the predecessor by merger, purchase or otherwise.  Otherwise, the rights and obligations set forth in this AGREEMENT shall not be assignable to Non-AFFILIATES without the prior consent in writing of the other party hereto, such consent not to be unreasonably withheld; provided, however, that VIVUS may assign, in whole or in part, its rights and obligations under the AGREEMENT by way of assignment or sublicense to any THIRD PARTY identified on Appendix G hereto or such THIRD PARTY’s affiliates (the “Partner List”).  MTPC will have *** to review and comment on the Partner List after which time it will be valid for a period of ***; provided that VIVUS may propose the addition of a new THIRD PARTY at anytime in writing.”

18.       Sections 1.1, 1.2, 1.3 and 1.5 of Appendix-D “Manufacturing and supply of the BULK DRUG SUBSTANCE and BULK DRUG TABLETS” shall be amended to read as follows;

“1.1         Order Forecast. By the end of each CALENDAR QUARTER, VIVUS shall provide MTPC with an order forecast for the supply of the BULK DRUG TABLETS for the next *** CALENDAR QUARTERS. Such order forecast shall

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

show the quantity of the BULK DRUG TABLETS for COMMERCIAL SALES and for PROMOTIONAL SAMPLES and shall be updated or confirmed by VIVUS every CALENDAR QUARTER.

1.2  Firm Order. VIVUS shall place with MTPC a firm order at least one-hundred and twenty (120) days before the desired shipping date.  Such firm order shall fall within the range from *** percent (***%) to *** percent (***%) of the order forecast submitted by VIVUS to MTPC nine (9) months prior to the delivery date. MTPC shall accept all such orders.

1.3  Form of Order. VIVUS’ orders shall be made in writing, shall provide for shipment in accordance with commercially reasonable delivery schedules and shall indicate the quantity used for as COMMERCIAL SALES and PROMOTIONAL SAMPLES.  No terms contained in any firm order, order acknowledgment or similar standardized form shall be construed to amend or modify the terms of this AGREEMENT and in event of a conflict, this AGREEMENT shall control unless otherwise expressly agreed in writing.

1.5  Invoice.  MTPC shall send a single invoice upon delivery of each shipment of the BULK DRUG SUBSTANCE and/or BULK DRUG TABLET to VIVUS at the address to be specified by it in writing on its firm order.  With regard to the shipment of the BULK DRUG TABLET necessary for the launch in the United States, MTPC shall not ship nor invoice for such BULK DRUG TABLET that does not fulfill one hundred percent (100%) of the following quantity unless requested in writing by VIVUS to ship and invoice for such partial supply of BULK DRUG TABLET.

(a) *** for 50mg BULK DRUG TABLET,

(b) *** for 100mg BULK DRUG TABLET, and

(c) *** for 200mg BULK DRUG TABLET.”

19.       Appendix-A “List of the MTPC PATENT which covers the COMPOUND as of the EFFECTIVE DATE” attached to the AGREEMENT shall be replaced by Appendix-A attached hereto.

20.       This Amendment may be executed in one (1) or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.  This Amendment may be executed by facsimile signature,

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

which shall be effective.  Upon the execution of this Amendment by MTPC and VIVUS, this Amendment shall be binding upon the parties to the AGREEMENT.

21.       Except as set forth in this Amendment, the remainder of the AGREEMENT shall remain in full force and effect and shall be binding on all parties thereto; provided, however, that to the extent a provision in this Amendment conflicts with a provision in the AGREEMENT, then the provision in this Amendment shall control.

22.       This Amendment is entered into in the English language.  In the event of any dispute concerning the construction or meaning of this Amendment, reference shall be made only to this Amendment as written in English and not to any translation into any other language.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date first above written.

MITSUBISHI TANABE PHARMA CORPORATION		VIVUS, INC.

/s/ Michihiro Tsuchiya		/s/ Peter Tam
By:	Michihiro Tsuchiya	By:	Peter Tam
Title:	President and Chief Executive Officer Representative Director	Title:	President
Date:	August 7, 2012	Date:	August 1, 2012

Attached documents;

Appendix-A: List of the MTPC PATENT which covers the COMPOUND

Appendix-F: MTPC’s BULK DRUG SUBSTANCE and BULK DRUG TABLET manufacturing plan

Appendix-G: Partner List

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix-A:

List of the MTPC PATENT

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix- F:

MTPC’s BULK DRUG SUBSTANCE and BULK DRUG TABLET manufacturing plan

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Appendix G

Partner List

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.